MANITEX INTERNATIONAL, INC. NASDAQ: MNTX Second Quarter Earnings Conference Call August 2020 Exhibit 99.2

Forward-Looking Statement and Non-GAAP Measures Safe Harbor Statement under the U.S. Private Securities Litigation Reform Act of 1995: This presentation contains statements that are forward-looking in nature which express the beliefs and expectations of management including statements regarding the Company’s expected results of operations or liquidity; statements concerning projections, predictions, expectations, estimates or forecasts as to our business, financial and operational results and future economic performance; and statements of management’s goals and objectives and other similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by terminology such as “anticipate,” “estimate,” “plan,” “project,” “continuing,” “ongoing,” “expect,” “we believe,” “we intend,” “may,” “will,” “should,” “could,” and similar expressions. Such statements are based on current plans, estimates and expectations and involve a number of known and unknown risks, uncertainties and other factors that could cause the Company's future results, performance or achievements to differ significantly from the results, performance or achievements expressed or implied by such forward-looking statements. These factors and additional information are discussed in the Company's filings with the Securities and Exchange Commission and statements in this presentation should be evaluated in light of these important factors. Although we believe that these statements are based upon reasonable assumptions, we cannot guarantee future results. Forward-looking statements speak only as of the date on which they are made, and the Company undertakes no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise. NASDAQ : MNTX

Business Update NASDAQ : MNTX Positioned for Recovery Diversified crane/lifting business with <10% oil and gas exposure PM (articulating crane) remains a global growth market Expanding Valla Electric, Zero-Emission Cranes Product Line and Distribution Financial Estimated $6-$8 Million in postponed revenues due to COVID-19 closures in Italy Generated $4.6 Million in cash from operations in Q2 Under $1Million in backlog cancellations (consolidated) Reduced North American production and head count to align with demand and preserve margins \Balance Sheet and Credit 3.8x Leverage Ratio (TTM) $34 Million Total Net Debt $46 Million in Total Cash and Credit Availability Facilities Continuing stringent COVID-19 protocols with effective mitigation and following all health and safety guidelines PM has reopened, effective, May 3 (following 5-week closure), ramping back up to meet demand All U.S. facilities have continued to operate without stoppage, subject to restructuring plan

The Takeaways – Q2 2020 Performance in Q2 was led by continued improvement at PM Group for articulating cranes Adjusted for COVID-19 shutdown, PM sales at annual run-rate near $100 Million, prognosis for continued market share gains PM Backlog is up over 15% year over year representing over 50% consolidated total backlog PM SG&A has been reduced by nearly $1.7\Million, annualized North American MAC sales have increased approximately 150% compared to last year’s same quarter Previously-announced large international military order has begun shipping to customer 2019 and 2020 Cost Reduction Initiatives resulted in_15% year-over-year decline in Recurring* SG&A in Q2 ($1.2_Million) Manitex remains the market leader and well-positioned for economic recovery in boom trucks Greater than 40% market share of 1H industry orders Positive market response to new 50- and 60-ton models launched at ConExpo Restructuring Plan-Annualized Savings of $5.4 Million Expected (cost <$100,000) $3.6 Million in Headcount Reduction (31%) and Furloughing in North American crane business to match production to orders $1.8 Million in Material and other cost savings NASDAQ : MNTX

Q2 2020 Financials $37.1 Million net revenue, declined 35.3% compared to Q2 2019 Loss Per Share $(0.12), or $(0.08) as adjusted Adjusted EBITDA $(0.3) Million Available liquidity of approximately $46 Million through cash and credit lines as of June 30, 2020 Net debt of $34 Million, a $7.6 Million reduction in Q2 2020 Generated $4.6 Million cash from operations in the quarter Backlog $44 Million as of June 30, 2020, declined 18% year over year Paid down approximately $5.5 Million in European bank debt with $0.9 Million discount and $0.2 Million annualized savings on interest expense (subsequent to end of Q2) NASDAQ : MNTX Note: Results shown are from Continuing Operations.

Q2 Operating Results NASDAQ : MNTX Amounts in USD 000’s Q2 2020     Q1 2020 Q2 2019 (Except EPS) As Reported   As Adjusted*     As Reported As Adjusted* As Reported   As Adjusted*                         Net sales   $37,115   $48,733     $48,733 $48,733 $57,379   $57,379 % change Vs Q1 2020 -23.8% 23.8% % change Vs Q2 2019 -35.3%   -35.3%                                   Gross margin $5,531   $5,775     $10,247 $10,317 $10,498   $10,979 % of Sales 14.9%   15.6%     21.0% 21.2% 18.3%   19.1%                         Value-add GM% (excludes pass through sales)     16.3%       22.7%     20.7%                         Operating income (loss) $(1,965)   $(1,391)     $(5,201) $2,467 $231   $2,587 % of Sales -5.3%   -3.7%     -10.7% 5.1% 0.4%   4.5%                         Net income (loss) $(2,401)   $(1,665)     $(7,044) $ 1,603 $3,295   $1,167                         Diluted EPS $(0.12)   $(0.08)     $(0.36) $0.08 $0.17   $0.06                         EBITDA   $(910)   $(336)     $(4,163) $3,505 $1,329   $3,685 % of Sales -2.5%   -0.9%     -8.5% 7.2% 2.3%   6.4%                               Note: Results shown are from Continuing Operations. *See reconciliation to US GAAP on appendix.

Net Debt – Update Q2 2020 NASDAQ : MNTX USD millions Q2 2020 Q1 2020 Q4 2019 Q3 2019 Short term debt $17.6 $19.0 $18.2 $21.5 Bank term debt – long term 19.4 19.1 19.4 21.9 Finance leases 4.8 4.9 5.1 5.2 Convertible notes 15.4 15.3 22.1 22.0 Revolver 8.5 6.0 - - Total debt $65.7* $64.3 $64.8 $70.6 Total cash and marketable equity securities $31.3* $22.3 $23.6 $20.3 Net debt $34.4 $42.0 $41.2 $50.3 * On July 20, 2020, the Company used cash to pay down approximately $5.5 million European bank debt at a 15% discount to its face value.

Ongoing Manitex International Initiatives NASDAQ : MNTX Maintain the safety of our team for duration of COVID-19 and beyond Restructuring global operations to align costs with market conditions to save an estimated $10 Million, annualized, starting in 2020 Strengthening global brands such as MAC, PM-Tadano, and Valla, our electric, emissions-free crane product family Diversified industrial portfolio and limited exposure to oil & gas and strength in electrical utilities, housing and other infrastructure sub-sectors Solid balance sheet and liquidity

Appendix – Net sales and gross margin% NASDAQ : MNTX   Three Months Ended   June 30, 2020 March 31, 2020 June 30, 2019   As Reported As Adjusted As Reported As Adjusted As Reported As Adjusted Net sales (thousands) $37,115 $37,115 $48,733 $48,733 $57,379 $57,379 % change Vs Q1 2020 -23.8% -23.8% % change Vs Q2 2019 -35.3% -35.3%     % change Vs Q2 2019 without FX impact   -34.8%                     Gross margin % of net sales 14.9% 15.6% 21.0% 21.2% 18.3% 19.1% Gross margin % of net sales (value-add)   16.3%   22.7%   20.7% Note: Results shown are from Continuing Operations.   Six Months Ended   June 30, 2020 June 30, 2019   As Reported As Adjusted As Reported As Adjusted Net sales (thousands) $85,848 $85,848 $111,804 $111,804 % change Vs prior year -23.2% -23.2%     % change Vs prior year without FX impact   -22.3%               Gross margin % of net sales 18.4% 18.7% 20.1% 21.0% Gross margin % of net sales (value-add)   19.8%   22.5%

Appendix – Reconciliations NASDAQ : MNTX Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss) Note: Results shown are from Continuing Operations.  (in thousands except shares and EPS)  Three Months Ended Six Months Ended   June 30, 2020 March 31, 2020 June 30, 2019 June 30, 2020 June 30, 2019 Net (loss) income $(2,401) $(7,044) $3,295 $(9,445) $4,604 Adjustments related to change in fair value of securities, trade show, discontinued model, customer declared bankruptcy, foreign exchange, goodwill and intangible asset impairment, plant closing, restatement, restricted stock, restructuring, and other expenses (including net tax impact) 736 8,623 $(2,128) 9,383 (1,870) Adjusted net (loss) income $(1,665) $1,579 $1,167 $(62) $2,734 Weighted diluted shares outstanding 19,762,726 19,733,772 19,734,195 19,748,249 19,714,584 Diluted loss per shares as reported $(0.12) ($0.36) $0.17 $(0.48) $0.23 Total EPS effect $0.04 $0.44 $(0.11) $0.48 $(0.09) Adjusted diluted (loss) earnings per share $(0.08) $0.08 $0.06 $(0.00) $0.14

Appendix – Reconciliations NASDAQ : MNTX Reconciliation of GAAP Operating Income (Loss) to Adjusted EBITDA (in thousands) Note: Results shown are from Continuing Operations.   Three Months Ended Six Months Ended   (in thousands except percentages)  June 30, 2020 March 31, 2020 June 30, 2019 June 30, 2020 June 30, 2019 Operating (loss) income $(1,965) $(5,201) $231 ($7,166) $2,420 Adjustments related to trade show, customer declared bankruptcy, discontinued model, goodwill and intangible asset impairment, plant closing, restatement, restricted stock, restructuring and other expenses 574 7,668 2,356 8,242 3,175 Adjusted operating (loss) income (1,391) 2,467 2,587 1,076 5,595 Depreciation and amortization 1,055 1,038 1,098 2,093 2,164 Adjusted EBITDA $(336) $3,505 $3,685 $3,169 $7,759 Adjusted EBITDA % to sales -0.9% 7.2% 6.4% 3.7% 6.9%

Appendix – Adjustments NASDAQ : MNTX Note: Results shown are from Continuing Operations.   Three Months Ended Six Months Ended Adjustments (in thousands) June 30, 2020 March 31, 2020 June 30, 2019 June 30, 2020 June 30, 2019 Covid-19 related expense $ 111 $- $- $111 $- Customer declared bankruptcy – bad debt - - 284 - 284 Discontinued model 124 69 305 193 305 Goodwill and intangible asset impairment - 6,722 - 6,722 - Legal settlement - - 67 - 67 Plant closing - - - - 44 Restatement expense - - 98 - 147 Restricted stock 203 222 141 425 300 Restructuring 35 1 751 36 1,105 Trade show 58 546 281 604 281 Other expense 43 108 429 151 642 Total Adj to Operating Income (Loss) $574 $7,668 $2,356 $8,242 $3,175 Change in fair market value of securities - - (4,428) - (5,238) Foreign Exchange 24 418 (22) 442 411 Other Expenses 162 - - 162 - Total pre-tax adjustments $760 $8,086 $(2,094) $8,846 $(1,652) Net tax impact (including discrete items) (24) 537 (34) 537 (218) Total adjustments $736 $8,623 $(2,128) $9,383 $(1,870)

Comparative Geographic Breakdown-Q2 2020 North America 46% South America 53% W. Europe 17% E. Europe 119% Asia 31% Other 46% NASDAQ : MNTX

Steve Filipov, CEO Manitex International 708-237-2054 Peter Seltzberg, IR Darrow Associates, Inc. 516-419-9915 MANITEX INTERNATIONAL, INC. NASDAQ: MNTX Second Quarter Earnings Conference Call August 2020